UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2013

MONITRONICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas	333-110025	74-2719343
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2350 Valley View Lane, # 100

Dallas, Texas 75234

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (972) 243-7443

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 10, 2013, Monitronics International, Inc. (“Monitronics”), the wholly-owned operating subsidiary of Ascent Capital Group, Inc. (“Ascent”), entered into a securities purchase agreement with certain funds affiliated with Oak Hill Capital Partners and certain other holders (the “Agreement”), pursuant to which Monitronics will directly and indirectly acquire all of the equity interests of Security Networks, LLC (“Security Networks”) and certain affiliated entities (the “Security Networks Acquisition”). We estimate that the purchase price (the “Security Networks Purchase Price”) will consist of $487.5 million in cash plus 253,333 shares of Ascent’s Series A common stock with an agreed value of $20 million (the “Ascent Shares”), based on Security Networks delivering recurring monthly revenue (as defined in the Agreement) (“Acquisition RMR”) of $8.8 million (including approximately $0.1 million of wholesale monitoring revenue) as of the date of closing (the “Security Networks Closing Date”).  In addition to other customary post-closing adjustments, the Security Networks Purchase Price will be adjusted based on the actual amount of  Security Networks’ Acquisition RMR delivered as of the Security Networks Closing Date.

The Agreement contains representations, warranties, covenants and indemnification rights customary for a transaction of its nature, as well as certain termination rights in the event that the acquisition is not consummated by September 30, 2013 (subject to extension in certain circumstances). In addition, if the failure to complete the Security Networks Acquisition by September 30, 2013, or such later termination date, is attributable to certain breaches by Ascent or Monitronics or Monitronics’ failure to obtain the overall acquisition financing it desires, Monitronics may be required to pay the sellers a $45.0 million termination fee.

Monitronics currently expects to close the Security Networks Acquisition in mid-August 2013, subject to customary closing conditions, including  the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The sellers have agreed to a 90 day lock-up of the Ascent Shares following the closing, subject to limited exceptions.

The foregoing description of the Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Agreement, a copy of which will be filed as Exhibit 2.1 to this Form 8-K and the terms of which are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On July 10, 2013, Ascent issued a press release announcing the execution of the Agreement and scheduling a conference call that was held with investors at 4:30 p.m., New York City time, on July 10, 2013, during which executives of Ascent and Monitronics discussed the Security Networks Acquisition.   A copy of the press release has been furnished as Exhibit 99.1 hereto under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

Item 8.01. Other Events.

In anticipation of discussions expected to be held with proposed lenders, Monitronics is providing the following information:

Financing.  Ascent and Monitronics expect the Security Networks Purchase Price to be financed primarily with new debt at the Ascent and Monitronics levels, as well as an incremental amount of cash from Ascent’s balance sheet.  Monitronics expects to pay an estimated $14.8 million of fees and expenses related to the acquisition financing, including commitment, placement and other financing fees, financial advisory costs and other transaction costs and professional fees.

Select Financial and Operating Metrics. Ascent and Monitronics report the following financial and operating information as of June 30, 2013:

•      838,723 subscribers

•      Recurring monthly revenue (“RMR”) of $33.5 million, and average RMR per subscriber of $39.98

•      Consolidated cash, restricted cash and marketable securities on hand of $228.2 million

•      $33.6 million outstanding under Monitronics’ revolving credit facility

•      Attrition of 12.5% for the twelve months ended June 30, 2013

Information Regarding Security Networks.  Security Networks is the 14th largest largest alarm monitoring companies in the United States. Based out of West Palm Beach, Florida, the company provides security alarm monitoring services, including monitoring signals arising from burglaries, fires, medical alerts and other events through security systems at subscribers’ premises, as well as providing customer service and technical support. Security Networks works with its rapidly growing network of exclusive dealers, who provide sales and installation support on behalf of the company to its customers.

Security Networks’ business model is very similar to that of Monitronics. Security Networks outsources its sales and installation functions to its nationwide network of dealers. Security Networks enters into agreements with dealers on an exclusive basis only after a review of the dealer’s qualifications, licensing and financial health. Through this program, the dealers receive origination fees for qualified accounts based on a multiple of RMR affected by credit score, billing method, contract term and volume. As of June 30, 2013, Security Networks had over 225 active dealers nationwide generating accounts in 33 states.  Also as of June 30, 2013, Security Networks reported RMR of $8.4 million (including approximately $0.1 million of wholesale monitoring revenue) and approximately 195,000 subscribers.  Unlike Monitronics, Security Networks includes wholesale monitoring revenue in its RMR consistent with the definition used in the Agreement. Also, as of June 30, 2013, Security Networks reports an average subscriber credit score of 720.

Substantially all of Security Networks’ revenue is derived from recurring monthly revenues under security alarm monitoring contracts acquired through its dealer network.  The financial success of their accounts is largely dependent on the underwriting standards of these accounts and their corresponding attrition rates. Like Monitronics, Security Networks has a rigorous due diligence process to assure the quality of alarm monitoring contracts. This process typically includes verification of credit score, homeownership and the alarm system’s ability to communicate with the monitoring center.  Following an initial 90-day service period, Security Networks employs its own field service technicians to service the subscriber’s premises (unlike Monitronics, which continues to access its dealer network to provide field service to Monitronics’ subscribers).  Consistent with Monitronics’ low cost philosophy, the Security Networks team operates without a local office and only in the most densely populated markets.  Security Networks’ alarm monitoring contracts include a minimum term of three years, with many including a five-year term. These strict underwriting standards and contract terms have resulted in a large volume of high-quality accounts with statistically predictable subscriber behavior.  Security Networks reports life cycle attrition levels in line with Monitronics’ current portfolio.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the documents filed herewith contain or may contain certain statements forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the pending acquisition of Security Networks, the completion of the proposed acquisition financing, the realization of estimated synergies from the pending acquisition, expected transaction costs, business strategies, acquisition opportunities, market potential, future financial performance, the integration of acquired assets and other matters that are not historical facts.  These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the operating performance of Monitronics’ network, the completion of the pending acquisition of Security Networks and the proposed acquisition financing, Monitronics’ ability to acquire and integrate the business and operations of Security Networks, competitive issues, continued access to capital on terms acceptable to Ascent and Monitronics, the our ability to capitalize on acquisition opportunities, general market conditions and regulatory issues.  These forward looking statements speak only as of the date hereof, and Monitronics expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Monitronics’ expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Additionally, Monitronics is filing herewith the financial information set forth under Item 9.01 Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The audited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the year ended December 31, 2012, are filed as Exhibit 99.2 to this Current Report on Form 8-K.

The unaudited historical financial statements of Security Networks and its subsidiaries, including the notes thereto, as of and for the three months ended March 31, 2013, are filed as Exhibit 99.3 to this Current Report on Form 8-K.

(d)           Exhibits.

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated as of July 10, 2013, by and among Monitronics International, Inc. and certain funds affiliated with Oak Hill Capital Partners and certain other holders*

23.1

Consent of CohnReznick LLP (incorporated by reference to Exhibit 23.1 to Amendment No.1 to Ascent’s Current Report on Form 8-K/A (File No. 001-34176), filed with the Securities and Exchange Commission (the “SEC”) on July 10, 2013 (the “Ascent 8-K/A”)).

99.1

Press release, dated July 10, 2013 of Ascent Capital Group, Inc. (incorporated by reference to Exhibit 99.1 to Ascent’s Current Report on Form 8-K (File No. 001-34176), filed with the SEC on July 10, 2013).

99.2

Audited historical financial statements of Security Networks, LLC and its subsidiaries, including the notes thereto, as of and for the year ended December 31, 2012 (incorporated by reference to Exhibit 99.2 to the Ascent 8-K/A).

99.3

Unaudited historical financial statements of Security Networks, LLC and its subsidiaries, including the notes thereto, as of and for the three months ended March 31, 2013 (incorporated by reference to Exhibit 99.3 to the Ascent 8-K/A).

* To be filed by amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2013

MONITRONICS INTERNATIONAL, INC.

By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated as of July 10, 2013, by and among Monitronics International, Inc. and certain funds affiliated with Oak Hill Capital Partners and certain other holders*

23.1

Consent of CohnReznick LLP (incorporated by reference to Exhibit 23.1 to Amendment No.1 to Ascent’s Current Report on Form 8-K/A (File No. 001-34176), filed with the Securities and Exchange Commission (the “SEC”) on July 10, 2013 (the “Ascent 8-K/A”)).

99.1

Press release, dated July 10, 2013 of Ascent Capital Group, Inc. (incorporated by reference to Exhibit 99.1 to Ascent’s Current Report on Form 8-K (File No. 001-34176), filed with the SEC on July 10, 2013).

99.2

Audited historical financial statements of Security Networks, LLC and its subsidiaries, including the notes thereto, as of and for the year ended December 31, 2012 (incorporated by reference to Exhibit 99.2 to the Ascent 8-K/A).

99.3

Unaudited historical financial statements of Security Networks, LLC and its subsidiaries, including the notes thereto, as of and for the three months ended March 31, 2013 (incorporated by reference to Exhibit 99.3 to the Ascent 8-K/A).

* To be filed by amendment.